SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                 January 6, 2004


                           IGAMES ENTERTAINMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     Nevada
         --------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)



             000-49723                             88-0501468
      ------------------------        ------------------------------------
      (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NUMBER)



                       700 South Henderson Road, Suite 210
                       King of Prussia, Pennsylvania 19406
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 354-8888
                                                           --------------



         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                         ______________________________


                     Exhibit Index appears on page 4 hereof.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 6, 2004, pursuant to the terms of a Stock Purchase Agreement between iGames Entertainment, Inc. ("iGames"), Helene Regen and Samuel Freshman dated January 6, 2004 (the "Stock Purchase Agreement"), iGames acquired all of the issued and outstanding shares of capital stock of Available Money, Inc. ("Available Money"), a provider of cash access services based in Los Angeles, California. The purchase price of this transaction was $6,000,000, $2,000,000 of which was paid in cash at closing, $2,000,000 of which is due in cash on or before March 6, 2004, and $2,000,000 of which is due in cash or, at the election of iGames, by issuance of 1,470,589 shares of iGames common stock on the earlier of (i) the closing of iGames' acquisition of Chex Services, Inc., (ii) the termination of that proposed transaction or (iii) June 30, 2004. The Stock Purchase Agreement provides for adjustment of the purchase price in the event that certain of Available Money's customer contracts do not renew or that the former stockholders of Available Money do not provide iGames with assistance in obtaining renewals of such contracts. The primary assets acquired as a result of this transaction are Available Money's contracts to provide automatic teller machines to 18 customers, 15 of which are traditional casino operations. The former stockholders of Available Money retain the right to receive all payments subsequent to the closing date that relate to services provided by Available Money through December 31, 2003 and are jointly and severally liable for all costs and expenses incurred by Available Money relating to services rendered on or before December 31, 2003.

         The cash portion of the purchase price was and will be financed by a $4,000,000 loan to iGames from Chex Services, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired

         It is impracticable at the time of the filing of this Current Report to provide the historical financial information for Available Money required by Regulation S-X. Accordingly, iGames will file the required historical financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (b) Pro Forma Financial Statements of Business Acquired

         It is impracticable at the time of the filing of this Current Report to provide the pro forma financial information for Available Money required by Regulation S-X. Accordingly, iGames will file the required pro forma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (c) Exhibits.

                  2.1 Stock Purchase Agreement For the Acquisition of Available Money, Inc. By iGames Entertainment, Inc., from Helene Regen and Samuel Freshman dated January 6, 2004

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IGAMES ENTERTAINMENT, INC.


                                    By: /s/Christopher M. Wolfington
                                        ----------------------------
                                    Name:  Christopher M. Wolfington
                                    Title: President and Chief Executive Officer


Date:  January 21, 2004

                                  EXHIBIT INDEX


Exhibit No.

2.1 Stock Purchase Agreement For the Acquisition of Available Money, Inc. By iGames Entertainment, Inc., from Helene Regen and Samuel Freshman dated January 6, 2004




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